Exhibit 10.2

Loan Number: 1008459

NINTH AMENDMENT TO TERM LOAN AGREEMENT

THIS NINTH AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), dated as of December 10, 2020, is made by and between RLJ LODGING TRUST, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), RLJ LODGING TRUST, a Maryland real estate investment trust (the “Parent Guarantor”), each of the undersigned Subsidiary Guarantors (as defined in the Amended Term Loan Agreement (as defined below)), the Lenders party hereto (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Parent Guarantor, the Administrative Agent and the financial institutions initially a signatory to the Existing Term Loan Agreement (as defined below) together with their successors and assigns under Section 13.6 of the Existing Term Loan Agreement have entered into that certain Term Loan Agreement dated as of November 20, 2012, as amended by the First Amendment to Term Loan Agreement, dated as of August 27, 2013, the Second Amendment to Term Loan Agreement, dated as of June 1, 2015, the Third Amendment to Term Loan Agreement, dated as of November 12, 2015, the Fourth Amendment to Term Loan Agreement and First Amendment to Guaranty, dated as of April 22, 2016, the Fifth Amendment to Term Loan Agreement, dated as of August 31, 2017, the Sixth Amendment to Term Loan Agreement, dated as of January 25, 2018, the Seventh Amendment to Term Loan Agreement, dated as of December 18, 2019, and the Eighth Amendment to Term Loan Agreement, dated as of June 24, 2020 (as the same may be amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Term Loan Agreement”). Capitalized terms used herein and not defined herein have the meanings provided in the Amended Term Loan Agreement) (as defined below);

WHEREAS, the Borrower and the Parent Guarantor have requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Existing Term Loan Agreement as described herein; and

WHEREAS, the Administrative Agent and the Lenders party to this Amendment (which Lenders comprise the Requisite Lenders under the Existing Term Loan Agreement) have agreed to so amend certain terms and conditions of the Existing Term Loan Agreement and to make certain agreed upon modifications on the terms and conditions set forth below in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.            Amendments to Existing Term Loan Agreement. Effective as set forth in Section 2 below, the Existing Term Loan Agreement is hereby amended as follows (the “Amended Term Loan Agreement”):

(a)          Section 1.1 of the Existing Term Loan Agreement is hereby amended to add or amend and restate, as applicable, each of the following defined terms in the appropriate alphabetical order:

“2022 CMBS Secured Indebtedness” shall mean the securitized asset-level Secured Indebtedness of certain Subsidiaries of the Parent, in the aggregate outstanding principal balance as of September 30, 2020, of approximately $144,500,000, maturing in 2022, and encumbering the following Properties: (i) Residence Inn Palo Alto Los Altos, located in Los Altos, CA, (ii) the Embassy Suites Birmingham, located in Birmingham, AL, (iii) the Embassy Suites Fort Lauderdale 17th Street, located in Fort Lauderdale, FL, (iv) the Embassy Suites Minneapolis – Airport, located in Bloomington MN, and (v) the Embassy Suites Deerfield Beach – Resort & Spa, located in Deerfield Beach, FL.

“Amendment No. 9 Effective Date” means December 10, 2020.

“Covenant Relief Period” shall mean the period commencing on April 1, 2020 and ending on the earlier of (i) January 1, 2022 and (ii) the date the Parent Guarantor delivers (a) a Compliance Certificate pursuant to Section 9.3 with respect to any fiscal quarter of the Parent Guarantor ending after the Amendment No. 8 Effective Date but prior to March 31, 2022 that shows compliance with the levels of the Financial Covenants in effect for the period ending on March 31, 2022 (after giving effect to Section 1.5 below with respect to the testing period applicable to such test date) and (b) written notice to the Administrative Agent electing to terminate the Covenant Relief Period concurrently with the delivery of such Compliance Certificate referenced in clause (a) above.

“Leverage Relief Period” shall mean the period commencing on April 1, 2020 and ending on the earlier of (i) the earlier of (x) April 1, 2023 and (y) the day after the last day of the fifth (5th) fiscal quarter of the Parent Guarantor immediately following the Covenant Relief Period Termination Date, and (ii) the date the Parent Guarantor delivers (a) a Compliance Certificate pursuant to Section 9.3 with respect to any fiscal quarter of the Parent Guarantor ending after the Amendment No. 8 Effective Date but prior to March 31, 2023 that shows a Leverage Ratio of less than or equal to 7.00 to 1.00 (after giving effect to Section 1.5 below with respect to the testing period applicable to such test date) and (b) written notice to the Administrative Agent electing to terminate the Leverage Relief Period concurrently with the delivery of such Compliance Certificate referenced in clause (a) above.

“Leverage Relief Period Applicable Margin” shall mean, at all times during the period commencing on the Amendment No. 9 Effective Date and ending on the Leverage Relief Period Termination Date, (i) 1.40% for Base Rate Loans, and (ii) 2.40% for LIBOR Loans.

“Qualified Earlier Maturing Indebtedness” has the meaning given that term in Section 2.8(b)(iv)(D).

“Restriction Period” shall mean the period commencing on the Amendment No. 8 Effective Date and, so long as no Default or Event of Default is then continuing, terminating on the earlier of (i) the date that the Covenant Relief Period is terminated in accordance with clause (ii) of the definition thereof, and (ii) the date the Parent Guarantor delivers the Compliance Certificate with respect to the fiscal quarter of the Parent Guarantor ending March 31, 2022 in accordance with Section 9.3 of this Agreement demonstrating compliance with the levels of the Financial Covenants for the testing period ending on March 31, 2022.

(b)          Section 1.5 is hereby amended by replacing the table set forth therein with the following table:

Test Date	Calculation
In respect of the earlier of (i) March 31, 2022 or (ii) the first test date following the Covenant Relief Period Termination Date	Applicable calculations/results for the one (1) fiscal quarter ending on such test date (or if such test date does not occur as of the end of a fiscal quarter, the fiscal quarter most recently ended prior to such test date) multiplied by 4.
In respect of the earlier of (i) June 30, 2022 or (ii) the second test date following the Covenant Relief Period Termination Date	Applicable calculations/results for the two (2) fiscal quarters ending on such test date (or if such test date does not occur as of the end of a fiscal quarter, the two (2) fiscal quarters most recently ended prior to such test date) multiplied by 2.
In respect of the earlier of (i) September 30, 2022 or (ii) the third test date following the Covenant Relief Period Termination Date	Applicable calculations/results for the three (3) fiscal quarters ending on such test date (or if such test date does not occur as of the end of a fiscal quarter, the three (3) fiscal quarters most recently ended prior to such test date) multiplied by 4/3.
For each test date thereafter	Applicable calculations/results for the four (4) fiscal quarters ending on such test date (or if such test date does not occur as of the end of a fiscal quarter, the four (4) fiscal quarters most recently ended prior to such test date)

(c)           Section 2.8(b)(iv) is hereby amended by:

(i)	Amending and restating the introductory paragraph thereof to read as follows:

“(iv)      Mandatory Prepayments During Restriction Period and Covenant Relief Pledged Collateral Period. Unless otherwise consented to by the Requisite Lenders in writing, during the Restriction Period (or during such other period as specified in clause (C) below) the Borrower will be required to prepay the Pari Passu Debt and the Loans as set forth in this Section 2.8(b)(iv) unless permitted to be retained by the Borrower or applied as a repayment of Qualified Earlier Maturing Indebtedness, in each case in accordance with clause (D) below; provided that any and all such Net Proceeds shall only be payable after the aggregate amount of Net Proceeds with respect to any category of transactions described in clauses (A) through (C) below exceeds $5,000,000.”

(ii)	in each of clauses (A) and (B) thereof, replacing each reference to “the Prepayment Waterfall” with reference to “clause (D) below”,

(iii)	amending and restating clause (C) thereof to read as follows:

“(C)      Asset Dispositions and Insurance and Condemnation Events. The Borrower shall make mandatory principal prepayments of the Pari Passu Debt and the Loans in the manner set forth clause (D) below in amounts equal to one hundred percent (100%) of the aggregate Net Proceeds received by the Parent Guarantor, the Borrower and their Subsidiaries during the Restriction Period (or, with respect to clause (i)(Y) below, during the Covenant Relief Pledged Collateral Period) from (i)(X) any non-ordinary course Asset Disposition occurring during the Restriction Period (for the avoidance of doubt, the sale of any Property (whether or not permitted by the Loan Documents) shall be deemed to be non-ordinary course) or (Y) any Asset Disposition of a Borrowing Base Property occurring during the Covenant Relief Pledged Collateral Period; provided that there shall be excluded from this clause (i) any Net Proceeds (1) received from sales of personal property which do not in the aggregate with all such sales during the Restriction Period, exceed $10,000,000, (2) received from intercompany transfers that do not result in a reduction of the value of the assets owned by the Loan Parties and their Wholly-Owned Subsidiaries on a consolidated basis or that constitute Permitted Investments, (3) received by any Excluded FelCor Subsidiary from an Asset Disposition, so long as the Net Proceeds therefrom are not distributed to a Loan Party or Subsidiary (other than an Excluded FelCor Subsidiary) and the aggregate Net Proceeds received from such Asset Dispositions, together with the aggregate Net Proceeds received pursuant to clause (A)(iv) above, do not exceed $250,000,000 (such Net Proceeds, the “Excluded FelCor Net Proceeds”) or (4) that are held for application in connection with an exchange or swap of Property in a transaction covered by Section 1031 of the Internal Revenue Code; provided that the Property acquired in such exchange shall become an Eligible Property and the Subsidiary that acquires such Property shall become a Subsidiary Guarantor, or (ii) any Insurance and Condemnation Event occurring during the Restriction Period (except to the extent the Borrower shall confirm to the Administrative Agent that the Borrower has a reasonable expectation to reinvest such Net Proceeds from such Insurance and Condemnation Event in the restoration or rebuilding of the applicable affected asset; provided, that any Net Proceeds of such Insurance and Condemnation Event received in excess of the costs of such restoration or replacement shall be applied to the Pari Passu Debt and the Loans in accordance with clause D below), other than Net Proceeds received by any Excluded FelCor Subsidiary from an Insurance and Condemnation Event, so long as the Net Proceeds therefrom are not distributed to a Loan Party or Subsidiary (other than an Excluded FelCor Subsidiary). Such prepayments shall be made within five (5) Business Days after the Net Proceeds Receipt Date of such Asset Disposition or Insurance and Condemnation Event, as applicable.”

(iv)	amending and restating clause (D) thereof to read as follows:

“(D)      Prepayment Waterfall.      Each prepayment under this Section 2.8(b)(iv) shall be applied in the manner set forth in the Prepayment Waterfall; provided, however, that (I) the Borrower shall be permitted to apply the Net Proceeds of any prepayment event under this Section 2.8(b)(iv) as a repayment of Qualified Earlier Maturing Indebtedness in lieu of making such application pursuant to the Prepayment Waterfall and (II) to the extent that any prepayment made in reliance on clause (I) is not applied (or permitted to be applied) to the 2022 CMBS Secured Indebtedness, such prepayment shall be applied to the Qualified Earlier Maturing Indebtedness in direct order of maturity (it being understood for this purpose that the amount of any scheduled debt amortization payments shall be treated as debt maturing on the date such amortization payment is due). To extent that the Borrower does not apply such Net Proceeds to the payment of Qualified Earlier Maturing Indebtedness in accordance with this clause (D), such unapplied Net Proceeds shall be applied to the principal prepayment of the Pari Passu Debt and the Loans in the manner set forth in the Prepayment Waterfall. As used herein, “Qualified Earlier Maturing Indebtedness” shall mean (i) solely in the case of Net Proceeds of an Equity Issuance or a Debt Issuance, the 2022 CMBS Secured Indebtedness and (ii) in the case of all Net Proceeds required to be prepaid pursuant to this Section 2.8(b)(iv), any Unsecured Indebtedness of Parent Guarantor or any of its Subsidiaries that (X) has a final maturity date prior to May 18, 2025 or (Y) includes scheduled amortization payments that are required prior to May 18, 2025; provided that in the case of this clause (Y), such Indebtedness shall only constitute Qualified Earlier Maturing Indebtedness to the extent of the amount of such scheduled amortization payments that are required prior to May 18, 2025.”

(d)          Section 10.1(a) is hereby amended by replacing the table set forth therein with the following table:

Leverage Relief Period Test Date	Ratio
In respect of the test date occurring as of the end of the earlier of (i) the fiscal quarter of the Parent Guarantor ending on March 31, 2022 and (ii) the first fiscal quarter of the Parent Guarantor following the Covenant Relief Period Termination Date	8.50 to 1.00
In respect of the test date occurring as of the end of the earlier of (i) the fiscal quarter of the Parent Guarantor ending on June 30, 2022 and (ii) the second fiscal quarter of the Parent Guarantor following the Covenant Relief Period Termination Date	8.50 to 1.00

Leverage Relief Period Test Date	Ratio
In respect of the test date occurring as of the end of the earlier of (i) the fiscal quarter of the Parent Guarantor ending on September 30, 2022 and (ii) the third fiscal quarter of the Parent Guarantor following the Covenant Relief Period Termination Date	8.00 to 1.00
In respect of the test date occurring as of the end of the earlier of (i) the fiscal quarter of the Parent Guarantor ending on December 31, 2022 and (ii) the fourth fiscal quarter of the Parent Guarantor following the Covenant Relief Period Termination Date	8.00 to 1.00
In respect of the test date occurring as of the end of the earlier of (i) the fiscal quarter of the Parent Guarantor ending on March 31, 2023 and (ii) the fifth fiscal quarter of the Parent Guarantor following the Covenant Relief Period Termination Date	7.50 to 1.00

(e)           Section 10.1(d) is hereby amended by replacing the reference to “Restriction Period” with a reference to “Leverage Relief Period”.

(f)           Section 10.1(f) is hereby amended by replacing the table set forth therein with the following table:

Test Date	Ratio
In respect of any other test date prior to the fiscal quarter of the Parent Guarantor ending on March 31, 2020	2.00 to 1.00
In respect of the fiscal quarter of the Parent Guarantor ending on March 31, 2020	1.50 to 1.00
In respect of the test date occurring as of the end of the earlier of (i) the fiscal quarter of the Parent Guarantor ending on March 31, 2022 and (ii) the first fiscal quarter of the Parent Guarantor following the Covenant Relief Period Termination Date	1.65 to 1.00
In respect of the test date occurring as of the end of the earlier of (i) the fiscal quarter of the Parent Guarantor ending on June 30, 2022 and (ii) the second fiscal quarter of the Parent Guarantor date following the Covenant Relief Period Termination Date	1.65 to 1.00
In respect of the test date occurring as of the end of the earlier of (i) the fiscal quarter of the Parent Guarantor ending on September 30, 2022 and (ii) the third fiscal quarter of the Parent Guarantor following the Covenant Relief Period Termination Date	1.65 to 1.00
In respect of the test date occurring as of the end of the earlier of (i) the fiscal quarter of the Parent Guarantor ending on December 31, 2022 and (ii) the fourth fiscal quarter of the Parent Guarantor following the Covenant Relief Period Termination Date	2.00 to 1.00
For each of the test dates occurring as of the end of the fiscal quarter of the Parent Guarantor thereafter	2.00 to 1.00

(g)         Section 10.12(a)(viii) and (ix) are hereby amended and restated in their entirety to read as follows:

“(viii) other Borrowed Money Recourse Debt in respect of money borrowed which (A) is Unsecured Indebtedness, (B) has no scheduled amortization or maturity prior to the 6-month anniversary of any Tranche A-2 Term Loan Maturity Date (as defined in the Revolving Credit Agreement), and (C) does not result in a default, event of default, or the breach of any incurrence test, under any other Indebtedness of the Parent Guarantor, the Borrower or its Subsidiaries, and provided that the Net Proceeds of such Borrowed Money Recourse Debt incurred pursuant to this clause (viii) are, to the extent required under Section 2.8(b)(iv), used to prepay outstanding amounts under the Loans and the Pari Passu Debt, or applied to Qualifying Earlier Maturity Indebtedness, in each case in accordance with Section 2.8(b)(iv)(D),

(ix) Permitted Refinancing Indebtedness; provided that the Net Proceeds of such Permitted Refinancing Indebtedness incurred pursuant to this clause (ix) are, to the extent required under Section 2.8(b)(iv), used to prepay outstanding amounts under the Loans and the Pari Passu Debt, or applied to Qualified Earlier Maturity Indebtedness, in each case in accordance with Section 2.8(b)(iv)(D); and”

(h)          Section 10.12(e) is hereby amended by adding “or as otherwise permitted under Section 2.8(b)(iv)(D) at the end of clause (ii) thereof.

2.            Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of the following conditions precedent:

(a)          The Administrative Agent shall have received:

(i)           counterparts of this Amendment duly executed and delivered by the Borrower and the other Loan Parties, the Administrative Agent and the Requisite Lenders;

(ii)          [intentionally omitted];

(iii)         the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership or other comparable organizational document (if any) of each Loan Party certified as of a date not earlier than fifteen (15) days prior to the date hereof by the Secretary of State of the state of formation of such Loan Party (except that, if any such document relating to any Loan Party delivered to the Administrative Agent pursuant to the Existing Term Loan Agreement has not been modified or amended since the Amendment No. 8 Effective Date and remains in full force and effect, a certificate of the Secretary or Assistant Secretary (or other individual performing similar functions) of such Subsidiary Guarantor so stating may be delivered in lieu of delivery of a current certified copy of such document);

(iv)         a certificate of good standing (or certificate of similar meaning) with respect to each of the Parent Guarantor and the Borrower issued as of a date not earlier than fifteen (15) days prior to the date hereof by the Secretary of State of the state of formation of each such Loan Party and certificates of qualification to transact business or other comparable certificates issued as of a recent date by each Secretary of State (and any state department of taxation, as applicable) of each state in which such Loan Party is required to be so qualified and where failure to be so qualified could reasonably be expected to have a Material Adverse Effect;

(v)          a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party with respect to each of the officers of such Loan Party authorized to execute and deliver this Amendment;

(vi)         copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party of (A) the by-laws of such Loan Party, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity (except that, if any such document delivered to the Administrative Agent pursuant to the Existing Term Loan Agreement has not been modified or amended since the Amendment No. 8 Effective Date and remains in full force and effect, a certificate so stating may be delivered in lieu of delivery of another copy of such document) and (B) all corporate, partnership, member or other necessary action taken by such Loan Party to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

(vii)        a certificate of a Responsible Officer of the Parent Guarantor or the Borrower certifying as to the conditions set forth in Section 6.2.(a), (b) and (d) of the Amended Term Loan Agreement on the date hereof and after giving effect to this Amendment and the transactions contemplated hereby;

(viii)      intentionally omitted;

(ix)        all other fees and other amounts due and payable on or prior to the date hereof, including reimbursement or payment of all reasonable and documented out-of-pocket expenses (including fees and reasonable and documented out-of-pocket expenses of counsel for the Administrative Agent) required to be reimbursed or paid by the Borrower in connection with this Amendment; and

(x)          a copy of a duly executed amendment to each of the Revolving Credit Agreement and the Capital One Term Loan Agreement, consistent with the modifications contemplated hereby.

(b)           In the good faith and reasonable judgment of the Administrative Agent:

(i)	there shall not have occurred or become known to the Administrative Agent or any of the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Borrower and its Subsidiaries most recently delivered to the Administrative Agent and the Lenders prior to the date hereof that has had or could reasonably be expected to result in a Material Adverse Effect (which determination shall exclude any event or circumstance resulting from the COVID-19 pandemic to the extent that such event or circumstance has been disclosed in writing by the Borrower to Administrative Agent or publicly, or in the public domain);

(ii)	no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened in writing which could reasonably be expected to (A) result in a Material Adverse Effect or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, the ability of the Borrower or any other Loan Party to fulfill its obligations under this Amendment and the Loan Documents to which it is a party;

(iii)	the Borrower and the other Loan Parties shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any Applicable Law or (B) any material agreement, document or instrument to which any Loan Party is a party or by which any of them or their respective properties is bound; and

(iv)	the Borrower and each other Loan Party shall have provided (i) all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower.

The Administrative Agent shall notify in writing the Borrower and the Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding.

3.            Representations and Warranties. The Borrower and the Parent Guarantor each hereby certifies that: (a)  no Default or Event of Default exists as of the date hereof or would exist immediately, in each case, after giving effect to this Amendment; (b) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct in all material respects (unless any such representation and warranty is qualified by materiality, in which event such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (unless any such representation and warranty is qualified by materiality, in which event such representation and warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Loan Documents; (c) no consent, approval, order or authorization of, or registration or filing with, any third party (other than any required filing with the SEC, which the Borrower agrees to file in a timely manner or filings or recordations required in connection with the perfection of any Lien on the Collateral in favor of the Administrative Agent) is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained; and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower and the Parent Guarantor, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein and as may be limited by equitable principles generally. The Borrower and the Parent Guarantor each confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ or the Administrative Agent's rights and remedies (all of which are hereby reserved).

4.            Intentionally Omitted.

5.            Ratification. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, the Borrower, the Parent Guarantor and each Subsidiary Guarantor each hereby reaffirms and confirms its obligations under the Amended Term Loan Agreement, the Guaranty (solely with respect to the Parent Guarantor and the Subsidiary Guarantors) and the other Loan Documents to which it is a party and each and every such Loan Document executed by the undersigned in connection with the Existing Term Loan Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. This Amendment is not intended to and shall not constitute a novation. All references to the Existing Term Loan Agreement contained in the above-referenced documents shall be a reference to the Amended Term Loan Agreement and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified.

6.            GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

7.            Counterparts. To facilitate execution, this Amendment and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.

8.            Headings. The headings of this Amendment are provided for convenience of reference only and shall not affect its construction or interpretation.

9.            Miscellaneous. This Amendment shall constitute a Loan Document under the Amended Term Loan Agreement. This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Amendment. Each of the Borrower and the Parent Guarantor represents and warrants that it has consulted with independent legal counsel of its selection in connection herewith and is not relying on any representations or warranties of the Administrative Agent or its counsel in entering into this Amendment.

10.           Litigation; Jurisdiction; Other Matters; Waivers. The terms and provisions of Section 13.5 of the Existing Term Loan Agreement are incorporated herein by reference, mutatis mutandis, as though fully set forth herein, and the parties hereto agree to such terms.

REST OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers all as of the day and year first above written.

BORROWER:

RLJ LODGING TRUST, L.P.,
a Delaware limited partnership

By:	RLJ Lodging Trust,
a Maryland real estate investment trust,
its sole general partner

	By:	/s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Chief Executive Officer

PARENT GUARANTOR:

RLJ LODGING TRUST,
a Maryland real estate investment trust

By:	/s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Chief Executive Officer

RLJ – Ninth Amendment to Term Loan Agreement

SUBSIDIARY GUARANTORS:

RLJ III – C BUCKHEAD, INC.,
a Texas corporation

By:	/s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Treasurer

RLJ III – EM WEST PALM BEACH, INC.,
a Texas corporation

By:	/s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Treasurer

RLJ III – MH DENVER AIRPORT, INC.,
a Delaware corporation

By:	/s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Treasurer

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON ANNEX I HERETO

By:	RLJ LODGING TRUST, L.P.,
a Delaware limited partnership, the direct or indirect holder of all controlling interests in such Subsidiary Guarantor

By:	RLJ LODGING TRUST, a Maryland real estate investment trust, its sole general partner

By:	/s/ Leslie D. Hale
Name: Leslie D. Hale
Title: President and Chief Executive Officer

[Signatures Continued on Next Page]

RLJ – Ninth Amendment to Term Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Mark F. Monahan
Name: Mark F. Monahan
Title: Senior Vice President

[Signatures Continued on Next Page]

[RLJ – Eighth Amendment to Term Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Syndication Agent and as a Lender

By:	/s/ William R. Lynch III
Name: William R. Lynch III
Title: Senior Vice President

[Signatures Continued on Next Page]

[RLJ – Eighth Amendment to Term Loan Agreement]

CAPITAL ONE, N.A., as Lender

By:	/s/ Jessica W. Phillips
Name: Jessica W. Phillips
Title: Authorized Signatory

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RLJ – Ninth Amendment to Term Loan Agreement

REGIONS BANK, as Lender

By:	/s/ Ghi S. Gavin
Name: Ghi S. Gavin
Title: Senior Vice President

[Signatures Continued on Next Page]

RLJ – Ninth Amendment to Term Loan Agreement

BBVA USA, as a Lender

By:	/s/ Don Byerly
Name: Don Byerly
Title: Executive Vice President

[Signatures Continued on Next Page]

RLJ – Ninth Amendment to Term Loan Agreement

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Matt Stein
Name: Matt Stein
Title: Senior Vice President

[Signatures Continued on Next Page]

RLJ – Ninth Amendment to Term Loan Agreement

ROYAL BANK OF CANADA, as Lender

By:	/s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

[Signatures Continued on Next Page]

RLJ – Ninth Amendment to Term Loan Agreement

TRUIST BANK, f/k/a BRANCH BANKING AND TRUST COMPANY, as Lender

By:	/s/ Ryan Almond
Name: Ryan Almond
Title: Director

RLJ – Ninth Amendment to Term Loan Agreement

ANNEX I

SUBSIDIARY GUARANTORS

Subsidiary GuarantorS
1.	RLJ C Charleston HD, LLC
2.	RLJ C HOUSTON HUMBLE, LP
3.	RLJ C NY Upper Eastside, LLC
4.	RLJ C PORTLAND DT, LLC
5.	RLJ C WAIKIKI, LLC
6.	RLJ CABANA MIAMI BEACH, LLC
7.	RLJ DBT KEY WEST, LLC
8.	RLJ EM IRVINE, LP
9.	RLJ EM Waltham, LLC
10.	RLJ HGN Emeryville, LP
11.	RLJ HP Fremont, LP
12.	RLJ HY ATLANTA MIDTOWN, LLC
13.	RLJ HyH San Diego, LP
14.	RLJ HyH San Jose, LP
15.	RLJ HyH San Ramon, LP
16.	RLJ HyH Woodlands, LP
17.	RLJ II – C HAMMOND, LLC
18.	RLJ II – C MIDWAY, LLC
19.	RLJ II – C SUGARLAND, LP
20.	RLJ II – F CHERRY CREEK, LLC
21.	RLJ II – F HAMMOND, LLC
22.	RLJ II – F KEY WEST, LLC
23.	RLJ II – F MIDWAY, LLC
24.	RLJ II – HA GARDEN CITY, LLC
25.	RLJ II – HA MIDWAY, LLC
26.	RLJ II – HG MIDWAY, LLC
27.	RLJ II - HOLX Midway, LLC
28.	RLJ II – INDY CAPITOL HOTELS, LLC
29.	RLJ II – MH DENVER S, LLC
30.	RLJ II – MH MIDWAY, LLC
31.	RLJ II – R FISHERS, LLC
32.	RLJ II – R HAMMOND, LLC
33.	RLJ II – R HOUSTON GALLERIA, LP

34.	RLJ II – R LOUISVILLE DT KY, LLC
35.	RLJ II – R MERRILLVILLE, LLC
36.	RLJ II – R WARRENVILLE, LLC
37.	RLJ II – RH BOULDER, LLC
38.	RLJ II – RH PLANTATION, LLC
39.	RLJ II – S WESTMINSTER, LLC
40.	RLJ II – SLE MIDWAY, LLC
41.	RLJ III – DBT Metropolitan Manhattan, LP
42.	RLJ III – EM Fort Myers, LLC
43.	RLJ III – EM Tampa DT, LLC
44.	RLJ III – HG New Orleans Convention Center, LLC
45.	RLJ III – HGN Hollywood, LP
46.	RLJ III – HGN Pittsburgh, LP
47.	RLJ III – R National Harbor, LLC
48.	RLJ III – St. Charles Ave Hotel, LLC
49.	RLJ R Atlanta Midtown, LLC
50.	RLJ R HOUSTON HUMBLE, LP
51.	RLJ S Hillsboro, LLC
52.	RLJ C San francisco, lp
53.	rlj hp washington dc, llc
54.	rlj s houston humble, lp
55.	RLJ C HOUSTON HUMBLE GENERAL PARTNER, LLC
56.	RLJ EM IRVINE GENERAL PARTNER, LLC
57.	RLJ HP FREMONT GENERAL PARTNER, LLC
58.	RLJ HYH SAN DIEGO GENERAL PARTNER, LLC
59.	RLJ HYH SAN JOSE GENERAL PARTNER, LLC
60.	RLJ HYH SAN RAMON GENERAL PARTNER, LLC
61.	RLJ HYH WOODLANDS GENERAL PARTNER, LLC
62.	RLJ II – C SUGARLAND GENERAL PARTNER, LLC
63.	RLJ II SENIOR MEZZANINE BORROWER, LLC
64.	RLJ II JUNIOR MEZZANINE BORROWER, LLC
65.	RLJ II – R HOUSTON GALLERIA GENERAL PARTNER, LLC
66.	RLJ III – C BUCKHEAD PARENT, LLC
67.	RLJ III – EM WEST PALM BEACH PARENT, LLC
68.	RLJ III – HGN HOLLYWOOD GENERAL PARTNER, LLC
69.	RLJ R HOUSTON HUMBLE GENERAL PARTNER, LLC
70.	RLJ C SAN FRANCISCO GENERAL PARTNER, LLC
71.	RLJ S HOUSTON HUMBLE GENERAL PARTNER, LLC
72.	RLJ III – DBT MET MEZZ BORROWER, LP
73.	RLJ III – DBT METROPOLITAN MANHATTAN GP, LLC

74.	RLJ III – DBT MET MEZZ BORROWER GP, LLC
75.	DBT MET HOTEL VENTURE, LP
76.	DBT MET HOTEL VENTURE GP, LLC
77.	RLJ III – DBT MET HOTEL PARTNER, LLC
78.	RLJ HGN EMERYVILLE GENERAL PARTNER, LLC
79.	RLJ III – HGN PITTSBURGH GENERAL PARTNER, LLC
80.	RLJ II – CR AUSTIN DT, LP
81.	RLJ II – CR AUSTIN DT GENERAL PARTNER, LLC
82.	RLJ III – HS WASHINGTON DC, LLC
83.	RLJ R BETHESDA, LLC
84.	RLJ II – MH LOUISVILLE DT, LLC
85.	RLJ III – MH DENVER AIRPORT PARENT, LLC

NAI-1515162745v4